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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               December 19, 1995
                             ---------------------
                                 Date of Report
                       (Date of earliest event reported)

                           BEVERLY ENTERPRISES, INC.
                         -----------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                                  ------------
                 (State or other jurisdiction of incorporation)

              1-9550                                     95-4100309
            ----------                                 --------------
      (Commission file number)                (IRS employer identification no.)

    5111 Rogers Avenue, Suite 40-A
        Fort Smith, Arkansas                             72919-0155
    -----------------------------                      --------------
(Address of principal executive offices)                 (Zip code)

                                 (501) 452-6712
                  ------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. Other Events.

     On December 19, 1995, Beverly Enterprises, Inc., a Delaware corporation, announced that it will defer indefinitely plans to spin off any portion of Pharmacy Corporation of America.

ITEM 7. Financial Statements and Exhibits.

     a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not Applicable.

     b)     PRO FORMA FINANCIAL INFORMATION. Not Applicable.

     c)     EXHIBITS.

                 7.1     Press Release dated December 19, 1995.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                BEVERLY ENTERPRISES, INC.

                                                 /s/ Scott M. Tabakin
                                             ---------------------------------
                                                     Scott M. Tabakin
                                             Senior Vice President, Controller,
                                               Chief Accounting Officer and
                                              Acting Chief Financial Officer

Date: December 22, 1995